Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED IS OMITTED AND NOTED WITH “****”.

 AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED
TO THE
SECURITIES AND EXCHANGE COMMISSION.

REFERRAL AGREEMENT

THIS REFERRAL AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2009, by and between Fifth Third Processing Solutions, LLC, a Delaware limited liability company (“Company”) and FIFTH THIRD BANCORP, an Ohio corporation, on behalf of itself and its subsidiary depository institutions (collectively, “Bank”).

ARTICLE I

DEFINITIONS

1.1                                 Certain Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to any person or entity, any officer or director of such person or entity or any other person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such person or entity; provided, however, that, with respect to the Company, the term “Affiliates” shall only mean controlled Affiliates of FTPS Holding, LLC (“Holdco”).

“Banking Services” means ****. ****, “Banking Services” shall not include any service included within the definition of “Processing Services”.

“Card” means ****.

“Card Association” means individually or collectively (i) ****, (“****”) (ii) ****, (“****”); and (iii) any other bankcard association or payment card network that settles Processing Customer sales transactions effected with their Cards or other Financial Transaction Device, and any successor organization or association to any of the foregoing.

“Card Association Regulations” means the rules and regulations of a Card Association.

“Existing Processing Customer” means any Processing Customer under contract with, or in discussions (as of the date of this Agreement) to contract with, the Fifth Third Processing Solutions division of Bank to receive Processing Services as of the date of this Agreement or that enters into a contract with Company for Processing Services after the date of this Agreement that was not referred by Bank in accordance with the terms of this Agreement.

“Financial Transaction Device” or “FTD” means any card and any other financial transaction device, such as a stored value card, “smart” card or other evolutionary financial transaction device used for the purpose of obtaining credit or debiting consumer accounts, that is now or hereafter effected through transactions with Processing Customers.

“FTPS Business” means the business conducted by the Fifth Third Processing Solutions division of Bank, immediately prior to the date hereof.

“Processing Customer” means ****.

“Processing Agreement” means the contract between Company and a Processing Customer entered into as a result of  a referral of such Processing Customer under the terms of this Agreement.

“Processing Services” means ****; provided that such service is a legally permissible service or activity for Bank and the Company.

ARTICLE II

REPRESENTATIONS, WARRANTIES, AND CERTAIN COVENANTS OF COMPANY

2.1                                 Company hereby represents and warrants to Bank, as of the date hereof, as follows:

(a)                                  Organization and Authority. Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)                                 Authorization, Conflicts, and Enforceability. The execution and delivery of this Agreement and the performance of the terms hereof by the Company have been duly authorized by all necessary action on the part of the Company. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated by the Company do not conflict in any material respect with, or constitute a material default under, the organizational documents of the Company, or, to Company’s actual knowledge, does not violate any applicable laws, rules, regulations, or orders, or any contract, instrument, or other agreement, whether written or oral, to which company is a party or by which the Company is bound except to the extent that any such conflict, default, or violation would not have a material adverse effect on the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(c)                                  Card Association Regulations. To the Company’s actual knowledge, it is in compliance in all material respects with all applicable Card Association Regulations.

2.2                                 Company hereby covenants to Bank as follows:

(a)                                  Registration. Company agrees to be continuously registered as required under all   Card Association Regulations during the term of this Agreement. Any and all expenses incurred in connection with the maintaining of such registration shall be paid by Company.

(b)                                 Maintenance of BIN. At all times during the term of this Agreement, Company will maintain a relationship with a member of the Card Associations that maintains a BIN under which Company is registered as required by the applicable Card Associations.

(c)                                  Card Association Regulations. Company agrees that it will, during the term of this Agreement, comply in all material respects with all applicable Card Association Regulations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BANK

Bank hereby represents and warrants to the Company, as of the date hereof, as follows.

3.1                                 Organization and Authority. Bank is an Ohio corporation duly organized, validly existing, and in good standing under the laws of the state of Ohio. Bank has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

3.2                                 Authorization, Conflicts, and Enforceability. The execution and delivery of this Agreement and the performance of the terms hereof by Bank have been duly authorized by all necessary action on the part of Bank. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated by Bank, on behalf of itself and all of its Affiliates, does not conflict in any material respect with, or constitute a material default under, the organizational documents of Bank, or, to Bank’s actual knowledge, does not violate any applicable laws, rules, regulations, or orders, or any contract, instrument, or other agreement, whether written or oral to which Bank is a party or by which Bank is bound except to the extent that any such conflict, default, or violation or would not have a material adverse effect on the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of the Bank, enforceable against Bank in accordance with its terms.

ARTICLE IV

REFERRALS

4.1                                 Referrals.

(a)                                  From the date hereof through the term of this Agreement, Bank shall support and work with the Company in good faith to establish a procedure to refer, and exercise commercially reasonable efforts to so refer, prospective Processing Customers that contact Bank or are contacted by Bank in regard to Processing Services to Company and not to any other party. ****. To the extent Bank or its applicable Affiliate is required by law or regulation to obtain consent from any prospective Processing Customer in order to make such referral or otherwise perform under this Agreement, to the extent not prohibited by applicable law, rule or regulation, it shall use reasonable best efforts to obtain such consent, which may include both written and/or electronic means to obtain in the best manner either positive or negative consent (considering such factors as effectiveness, degree of customer population penetration and feasibility). ****. Bank and Company shall from time to time evaluate and consult with each other regarding the effectiveness of the consent gathering approach and will make such adjustments to the approach in an effort to improve the effectiveness of the consent gathering approach. ****.

****.

(b)                                 Company and Bank agree to work together in good faith and use commercially reasonable efforts to coordinate and carryout the referrals contemplated by this Section 4.1.

4.2                                 Provision of Processing Services; Exceptions. (a)  From the date hereof through the term of this Agreement, except as permitted hereby, Bank shall not provide, and shall not enter into any agreements for Bank to provide, Processing Services with any person. Notwithstanding any other provision hereof, Bank shall be free to provide Processing Services directly to a prospective Processing Customer for which Bank has agreed to provide Clearing, Sponsorship and Settlement Services (as defined in the Clearing, Settlement and Sponsorship Services Agreement of even date herewith between Bank and the Company) to the Company, but which Company has declined to engage as a customer on the same terms as Bank is proposing to itself provide such Processing Services, and provided that, unless otherwise agreed by the Company, Bank shall engage Company as a subcontractor on terms to be agreed by the parties to provide the applicable processing services.

(b)  ****.

4.3                                Non-Solicitation; Exceptions. During the Term of this Agreement, Bank (a) will not engage in any solicitation of any Processing Customer or Existing Processing Customer for services similar to or competitive with the Processing Services other than for Company; and (b) will not engage, retain or assist a third party to solicit any Processing Customer or Existing Processing Customer pursuant to the foregoing prohibitions (the “Non-solicitation Obligation”). In the event Bank acquires, is acquired or merges with any banks, other entities, branches or businesses that are obligated under an Existing Agreement to refer their customers to another provider of Processing Services, whether or not Bank is the surviving entity, then the successor or ****.

(b)                                 ****.

4.4                                 Relationship Management.

****

****

****

****

(e)                                   Responsibilities of each Party’s Relationship Manager. The responsibilities of each party’s relationship managers will include:

****

****

****

****

****

****

****

****

****

Each party agrees that their relationship managers will use commercially reasonably efforts to conduct the foregoing responsibilities. Each party shall be responsible for its own costs in conducting the foregoing responsibilities.

4.5                                 Promotion, Marketing and Related Support. Each party shall comply with the following:

(a)                                   Without expanding either party’s obligations under Section 4.1(a), ****;

(b)                                  To the extent allowed under applicable law and regulation, each party shall use ****

(c)                                   ****

(d)                                 ****

(e)                                  ****

(f)                                     ****

(g)                                 ****

(h)                                  ****

(i)                                      ****

(j)                                      The parties shall use their commercially reasonable efforts to comply with the foregoing. Each party shall be responsible for the costs of its own marketing materials in conducting the foregoing responsibilities.

4.6                                 Exclusive Rights with Respect to Customers. Except to the extent otherwise agreed by the parties in other agreements, as between Bank and Company, Company will have the exclusive right to provide, and to receive the economic benefits from providing, Processing Services to all Processing Customers and Bank will have the exclusive right to provide, and to receive the economic benefits from providing, Banking Services to all of its banking customers. Nothing in this Agreement gives any rights to Bank with respect to the provision of Processing Services to any Processing Customer or gives any rights to Company with respect to the provision of Banking Services provided by Bank to customers referred to Bank by Company. For the avoidance of doubt, the preceding sentence shall not limit the ability of Company to initiate transactions through Bank using the Banking Services supplied by Bank to comply with the Company’s obligations or a customer’s instructions under a separate agreement to debit and credit amounts to accounts maintained by such customers at Bank or its Affiliates pursuant to express written authorization from such customers in their separate agreements with the Company. Bank and the Company shall each be able to accept or decline to provide Processing Services (in case of customers referred to Company) or Banking Services (in the case of customers referred to Bank) pursuant to such standards and criteria and on such terms and conditions as such party shall prescribe in its sole discretion. Notwithstanding the foregoing, Bank and the Company may, each in their sole discretion, agree to enter into arrangements from time to time whereby Company will accept Processing Customers referred to Company by Bank subject to Bank’s provision of indemnification or other economic arrangements acceptable to the Company in its sole discretion.

4.7                                 Authority; Ownership. Each party will have full and exclusive authority to negotiate with each customer to establish, modify, terminate or extend the terms and conditions of any agreement or arrangement for the provision of Processing Services or Banking Services, as applicable, with such customer. Each party understands and agrees that it will in no way be responsible for, have an ownership interest in, or be a party to the agreements or arrangements between the other party and its customers, except as may be governed under a separate agreement between Bank and Company for Card Association clearing, settlement and sponsorship services. Agreements and arrangements with customers and the rights and obligations thereunder may be modified, terminated or assigned by the party that entered into such agreement or arrangement, in whole or in part, in their sole discretion, subject only to specific limitations, if any, established in the applicable agreement or arrangement. This Section 4.7 will not be read to override any separate agreement made by the parties with respect to such matters.

4.8                                 Referrals and Information for Non-Affiliates. Notwithstanding any terms in this Agreement to the contrary, if Bank and Customer are no longer deemed to be “affiliates” (as defined in the Bank Holding Company Act of 1956, as amended), the Bank and Client hereby agree and acknowledge that the parties will work together in good faith to formulate mutually agreeable modifications to this Agreement to provide for the continued accomplishment of the intent of this Agreement.

ARTICLE V

TERM AND TERMINATION OF AGREEMENT

5.1                                 Term of Agreement. The term of this Agreement begins on the date hereof and shall continue for ten (10) years and shall thereafter be automatically renewed for successive **** (****) **** terms unless either party notifies the other at least **** (****) months prior to the expiration of the then current term that such party does not desire that the Agreement be renewed, unless otherwise terminated pursuant hereto; provided, however, no termination or expiration of this Agreement shall relieve either of the parties hereto of its liability for payment of any monetary obligation incurred prior to the effective date of such termination or for damages for breaches hereof occurring prior to such termination.

5.2                                 Non-bankruptcy Termination.

(a)                                  Automatic Termination. Notwithstanding anything herein to the contrary, this Agreement shall terminated automatically in the event that the Company is prohibited or otherwise prevented from providing Processing Services with respect to **** and **** for more than sixty (60) consecutive days.

(b)                                 Termination upon Material Breach. Either party may terminate this Agreement if the other party is in material breach under the terms of this Agreement and has not cured such breach within thirty (30) days after written notice of demand for cure has been provided by the non-breaching party.

5.3                                 Termination due to Bankruptcy or Other Similar Events. In the event of the occurrence of any of the following events (each, a “Termination Event”), the other, non-insolvent party shall have the right to terminate this Agreement immediately upon providing written notice to the other party:

(a)                                  the commencement of any bankruptcy, insolvency, reorganization, dissolution, liquidation of debt, receivership or conservatorship proceeding or other similar proceeding under federal or state bankruptcy, debtors relief, or other law by or against the other party; or

(b)                                 the suspension or termination of business or dissolution of, or the appointment of a receiver, conservator, trustee or similar officer to take charge of, a substantial part of the property of the other party.

ARTICLE VI

PAYMENT

6.1                                 Payment for Processing Service Referrals. As payment for the referral of Processing Customers hereunder, the Company shall pay Bank amounts equivalent to the direct incentives Bank pays to its personnel under Section 4.5 hereof, plus any and all withholding or other taxes associated with such payment. Such payment shall be made to Bank in advance of Bank’s payment to its personnel in accordance with the incentive programs described in Section 4.5.

6.2                                 Payment for Banking Service Referrals. As payment for the referral of Banking Customers hereunder, Bank shall pay the Company amounts equivalent to the direct incentives the Company pays to its personnel under Section 4.5 hereof, plus any and all withholding or other taxes associated with such payment. Such payment shall be made to the Company in advance of the Company’s payment to its personnel in accordance with the incentive programs described in Section 4.5.

6.3                                 ****.

6.4                                 ****.

ARTICLE VII

INDEMNIFICATION; LIMITATION OF LIABILITY

7.1                                 Company agrees to indemnify Bank and hold Bank harmless from and against any and all liabilities, losses, costs or expenses, including reasonable attorneys’ fees and expenses, that result from or arise out of (i) the performance, or failure to perform, by Company of any of its obligations hereunder or (ii) any third party claims asserted against Bank relating to the Company’s provision of Processing Services to Processing Customers; provided that no such indemnification obligation shall exist to the extent such liabilities, losses, costs or expenses are the direct or indirect result of, or arose from, the negligence or willful misconduct of Bank.

7.2                                 Bank agrees to indemnify Company and hold Company harmless from and against any and all liabilities, losses, costs or expenses, including reasonable attorneys’ fees and expenses, that result from or arise out of (i) the performance, or failure to perform, by Bank of any of its obligations hereunder or (ii) third party claims asserted against the Company relating to Bank’s provision of Banking Services to its customers; provided that no such indemnification obligation shall exist to the extent such liabilities, losses, costs or expenses are the direct or indirect result of, or arose from, the negligence or willful misconduct of the Company.

7.3                                 Neither party hereto shall be liable to the other party under this Agreement for lost profits, lost business or any incidental, special, consequential or punitive damages (whether arising out of circumstances known or foreseeable) suffered by the other, its customers or any third party in connection with the subject matter of this Agreement, provided that the foregoing limitation shall not apply to the breach by either party of the confidentiality provisions set forth in Section 8.14 of this Agreement to the extent that a party’s liability for damages is caused by that party’s gross negligence or willful misconduct.

ARTICLE VIII

MISCELLANEOUS

8.1                                 Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Bank or Company herefrom, shall in any event be effective unless the same shall be in writing and signed by both parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.2                                 Notices. All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, (iii) by national overnight courier with record of successful delivery retained (e.g., FedEx), or (iv) by facsimile with record of successful transmission retained, as follows:

If to Bank:	Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
	Telephone:	(513) 579-4300
	Telecopy:	(513) 534-6757
	Email:	paul.reynolds@53.com
	Attention:	Paul Reynolds

with copy to:	Fifth Third Bank
(which shall not	c/o Fifth Third Bancorp
constitute notice)	38 Fountain Square Plaza, MD 10AT76
Cincinnati, OH 45263
	Telecopy:	(513) 534-6757

	Attention:	General Counsel

with a further copy to:	Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
	Telephone:	(212) 558-4000
	Telecopy:	(212) 291-9085
(212) 291-9065
	Email:	korrya@sullcrom.com
gladina@sullcrom.com
	Attention:	Alexandra D. Korry
Andrew R. Gladin

If to Company:	c/o Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
	Telephone:	(513) 579-4300
	Telecopy:	(513) 534-6757
	Email:	paul.reynolds@53.com
	Attention:	Paul Reynolds

With copies to:	Advent International Corp.
(which shall not	75 State Street
constitute notice)	Boston, Massachusetts 02109
	Telephone:	(617) 951-9400
	Email:	cpike@adventinternational.com
	Attention:	Chris Pike

and:	Weil, Gotshal and Manges, LLP
100 Federal Street, 34th Floor
Boston, Massachusetts 02110
	Telephone:	(617) 772-8300
	Telecopy:	(617) 772-8333
	Email:	james.westra@weil.com
marilyn.french@weil.com
	Attention:	James R. Westra
Marilyn French

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 8.2. Any notice, demand or other communication given pursuant to the provisions of (a) Section 8.2(ii) shall be deemed to have been given on the earlier of the date actually delivered or five (5) days following the date deposited in the United States mail, properly addressed, postage prepaid, as the case may be, (b) Section 8.2(iii) shall be deemed to have been given one (1) business day after being sent by such overnight courier, and (c) Section 8.2(iv) shall be deemed to have been given on the date of electronic confirmation of receipt.

8.3                                 No Waiver; Remedies. No failure by Bank or Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

8.4                                 Third Party Beneficiaries. None of the parties to this Agreement intends this Agreement to benefit or create any right or cause of action in or on behalf of any person other than Bank or Company and their respective permitted successors and assigns.

8.5                                 Successors and Assigns. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a person or entity controlling, controlled by or under common control (based on ownership of voting rights) with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), (b) for the assignment and delegation by any party of its rights, privileges, duties, and obligations hereunder to any person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets or (c) for Company to assign or otherwise transfer this Agreement, in whole or in part, in connection with a sale in whatever form by Company of a material business unit.

8.6                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Ohio, without regard to any applicable conflicts of laws.

8.7                                 Entire Agreement. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement.

8.8                                 JURISDICTION AND JURY WAIVER. THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN FEDERAL OR STATE COURT LOCATED IN CINCINNATI, OHIO. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WILL BE PROPER IN ANY SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT

REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT. THE PARTIES HEREBY FURTHER WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE PARTIES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE. EACH PARTY IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY.

8.9                                 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8.10                           Independent Contractors. Nothing contained in this Agreement shall be construed as constituting a partnership, joint venture or agency between or among any of the signatories hereto. Rather, the signatories hereto shall be deemed independent contractors for all purposes.

8.11                           Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

8.12                           Counterparts; Delivery. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

8.13                           Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

8.14                           Confidentiality.

(a)                                  Confidential Information. It is anticipated that it will be necessary in connection with their obligations under this Agreement, for the parties to disclose to each other confidential or proprietary information, including technical, economic, financial and marketing information, which such party considers confidential (“Confidential Information”).

(b)                                 Confidentiality and Limited Use.

(i)                                     With respect to all Confidential Information, the parties agree as follows, it being understood that “recipient” indicates the party receiving the Confidential Information from the other “disclosing” party. Confidential Information disclosed to the recipient shall remain the property of the disclosing party and shall be maintained in confidence by the recipient with the same care and diligence as the recipient maintains its own Confidential Information. Confidential Information shall not be disclosed to third parties by the recipient and, further, shall not be used except for purposes contemplated in this Agreement.

(ii)                                  In the event any party becomes legally compelled to disclose any of the Confidential Information, such party will, if legally permitted, provide to the other parties prompt notice so that each other party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or compliance with the provisions of this Agreement is waived, a party will furnish only that portion of the Confidential Information which is legally required, and to the extent requested by the other party, will exercise its commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. Nothing contained in this Section 8.14 shall require Bank to give any notices concerning or restricting Bank from providing Confidential Information to its banking regulators as part of their periodic oversight and examination.

(iii)                               Notwithstanding anything to the contrary herein, the term “Confidential Information” shall not include any information that: (i) is in the public domain (unless resulting from breach of this Agreement) or in the possession of the receiving party without restriction at the time of receipt under this Agreement (except to the extent that information with respect to the Company or the Bank and its business was available to the Company or Bank respectively as a result of Bank’s direct or indirect prior ownership of the business now conducted by Company); (ii) is used or disclosed with the prior written approval of the disclosing party; (iii) is independently developed by the receiving party without use of the other party’s Confidential Information; (iv) is or becomes known to the receiving party from a source other than the disclosing party without breach of this Agreement by the receiving party; or (v) is ordered to be released by a court of competent jurisdiction or appropriate regulatory authority, but in such a case the party required to disclose the information, to the extent practicable and legally permissible, shall provide the other party with timely prior notice of the requirements and coordinate with such other party in an effort to limit the nature and scope of the required disclosure.

(iv)                              Both parties agree that the terms and conditions of this Agreement shall be treated as confidential information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto can be made in any form without the prior written consent of the other party; provided, however, that the general existence of this Agreement shall not be treated as confidential information and that either party may disclose the terms and conditions of this Agreement: (a) as required by any court or other governmental body or regulator; (b) as otherwise required by law including a party’s obligations under applicable securities laws; (c) to legal counsel of the parties; (d) in confidence, to accountants, banks, ratings agencies, proposed investors, and financing sources and their advisors; (e) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (f) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

(c)                                  Disclosures to Personnel. Recipient agrees to advise those of its officers, directors, employees, associates, agents, and consultants who become aware of the Confidential Information of the confidentiality and limited use obligations detailed in this Section 8.14, and agrees, prior to any disclosure of Confidential Information to such individuals or entities, to direct them to treat such information as confidential and to limit the use of such information as provided in this Agreement. A receiving party shall be responsible for any breach of the confidentiality provisions of this Agreement by its officers, directors, employees, associates, agents, and consultants.

(d)                                 Return of Confidential Information. Upon termination of this Agreement, originals and copies of Confidential Information in written or other tangible form will be returned to the disclosing party by recipient or destroyed with destruction certified by a senior officer of the recipient. Notwithstanding anything contained herein to the contrary, however, it is understood and agreed that each party reserves for itself the right to retain copies (paper or electronic) of any information, including Confidential information, that is presented to its Board of Directors or is otherwise necessary in accordance with its record retention procedures and systems for legal, compliance or regulatory purposes. Each party shall maintain the confidentiality of any such retained record to the same extent required under this Agreement.

(e)                                  Customer Information. The Company acknowledges that in its consideration of the Confidential Information it may have access to data and information regarding Bank’s customers and consumers and Nonpublic Personal Information (as that term is used and defined in 15 U.S.C. Section 6801, et. seq.), of Bank. Accordingly, with respect to Bank’s customers and consumers, Company agrees that it shall be bound by, and shall at all times, comply with, Bank’s Consumer Confidentiality Agreement attached hereto as Exhibit A and made a part hereof. The terms of the Consumer Confidentiality Agreement shall be read and construed in accordance with the terms of this Agreement.

8.16                           Non-Affiliates. For purposes of any duties and obligations to the other party as set forth in this Agreement, Bank and Company shall not be considered “Affiliates” or “affiliates” of one another notwithstanding Bank’s ownership of equity in Company.

8.17                           Limitations Due to Applicable Law. To the extent certain obligations of either party hereunder are qualified by the phrase “to the extent allowed under applicable law” or any similar phraseology, the parties agree to use commercially reasonable efforts to develop solutions which are in compliance with applicable law.

8.18                           Consumer Privacy. Nothing in this Agreement shall be deemed to require either party to take any action that would cause either of Bank or the Company to violate applicable consumer privacy law, including Title V of the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act.

(signatures on following page)

IN WITNESS WHEREOF, the parties hereto have caused this Referral Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

Fifth Third Processing Solutions, LLC

By:	/s/ Charles D. Drucker

	Name:	Charles D. Drucker

	Title:	Chief Executive Officer

[SIGNATURE PAGE TO REFERRAL AGREEMENT]

BANK:

FIFTH THIRD BANCORP

By:	/s/ Paul L. Reynolds

	Name:	Paul L. Reynolds

	Title:	Executive Vice President, Secretary and Chief Legal Officer

[SIGNATURE PAGE TO REFERRAL AGREEMENT]

EXHIBIT A

CONSUMER CONFIDENTIALITY AGREEMENT

This is an agreement by and between Fifth Third Bancorp, on behalf of itself and its subsidiaries, affiliates and all related entities (collectively “Fifth Third”), and the Company who signs this Agreement and its subsidiaries, affiliates and all related entities.

1.               Purpose. Company has contracted or will contract, to provide certain services or goods, or both, to or on behalf of customers of Fifth Third. Company may receive or learn of certain Nonpublic Personal Information of Fifth Third. Title V of the Financial Services Modernization Act (15 U.S.C. Section 6801, et. seq.), prohibits Fifth Third from sharing Fifth Third Nonpublic Personal Information with unaffiliated third parties except in certain limited situations. To assure compliance with the Act, Fifth Third is willing to share Fifth Third Nonpublic Personal Information with Company and Company is willing to accept that Information under the terms of this Agreement. Therefore, Fifth Third and Company agree to the following terms, covenants and conditions:

2.               Definitions. In this Agreement, the following terms have the meanings given below:

a.               “Consumer” means an individual who has obtained a product or service from Fifth Third for personal, family, or household purposes and includes an individual’s legal representatives.

b.              “Fifth Third Nonpublic Personal Information” means any information of Fifth Third that (a) relates to any Consumer; (b) relates to, or derives from, any transaction between Fifth Third and any Consumer; or (c) is a list, description or other grouping of Consumers. Fifth Third Nonpublic Personal Information shall include, but is not limited to, application information, medical information, account information, Consumer names & addresses, consumer report information, and the mere fact that an individual is or was a customer of Fifth Third.

3.               Use of Fifth Third Nonpublic Personal Information. Company shall use Fifth Third Nonpublic Personal Information solely for the purposes contemplated by the Referral Agreement or as Fifth Third may later authorize in writing after the date of this Agreement. Company agrees to immediately notify Fifth Third upon the occurrence of an unauthorized disclosure of any Fifth Third Nonpublic Personal Information.

4.               Prohibition on Sharing Fifth Third Nonpublic Personal Information.

a.               Except as permitted in this Section 4, Company shall not disclose, directly or indirectly, to others any Fifth Third Nonpublic Personal Information except as contemplated by the Referral Agreement. Company may permit its employees, officers and agents to have access to Fifth Third Nonpublic Personal Information only on a need-to-know basis to permit Company to perform actions contemplated by the Referral Agreement. Company shall take such steps as are reasonably satisfactory to Fifth Third to assure the confidentiality of the Fifth Third Nonpublic Personal Information, including without limitation, informing such employees, officers or agents of Company’s obligation to maintain the strict confidentiality of the information as required under this Agreement. Fifth Third shall be entitled to audit Company’s use of, and procedures to protect, Fifth Third Nonpublic Personal Information during regular business hours upon forty-eight hours prior notice.

b.              Company may disclose Fifth Third Nonpublic Personal Information: (i) as reasonably necessary to its auditors, accountants, counsel, and regulators who are under an obligation to maintain the confidentiality of the Fifth Third Nonpublic Personal Information, and (ii) if Company is a financial institution as defined under Title V of the Financial Services Modernization Act, to respond to government regulatory authorities having jurisdiction over Company for examination, compliance, or other purposes as authorized by law. However, any such disclosure may be made only after giving Fifth Third prior notice of the potential disclosure.

c.               Company may disclose Fifth Third Nonpublic Personal Information to comply with a properly authorized civil, criminal or regulatory investigation or subpoena or summons issued by a federal, state, or local authority, and respond to judicial process. However, any such disclosure may be made only after giving Fifth Third prior notice of the potential disclosure and a reasonable opportunity to intervene to apply for such legal protection as may be available with respect to the confidentiality of the Fifth Third Nonpublic Personal Information. If a protective order or other remedy is not obtained, or Fifth Third waives compliance with the provisions of this Subsection, Company agrees to disclose only that portion of the Fifth Third Nonpublic Personal Information that Company is advised by written opinion of counsel is legally required.

5.               Breach. Breach of this Agreement shall be cause for Fifth Third, at its option, to terminate, without payment of any penalty, conversion fees, or other cost, any contract under which Company has or may receive or learn of Fifth Third Nonpublic Personal Information. Fifth Third’s remedies for breach of this Agreement shall be cumulative and shall not be exclusive. Termination of this Agreement for breach shall not preclude Fifth Third from seeking other remedies available to it under this Agreement or at law or in equity.

6.               Enforcement. Company acknowledges that money damages are not alone a sufficient remedy for a breach of this Agreement. Fifth Third shall be entitled to equitable relief, including an injunction and specific performance, in the event of any breach of any provision of this Agreement, in addition to all other remedies available to Fifth Third at law or in equity. This Agreement may be enforced against Company by any Fifth Third entity (Fifth Third Bancorp and each of its direct and indirect subsidiaries) whose Fifth Third Nonpublic Personal Information is at any time in the possession of Company.

7.               Indemnification. Company agrees to indemnify and hold Fifth Third, its directors, officers, and employees, and Fifth Third’s direct and indirect subsidiaries and their directors, officers and employees, harmless from any damages, loss, cost or liability (including court costs and reasonable attorneys’ fees and the cost of enforcing this indemnity provision) arising out of or resulting from the unauthorized use or disclosure by or through Company of Fifth Third Nonpublic Personal Information or any other violation of this Agreement.

EXHIBIT A TO REFERRAL AGREEMENT

8.               Return of Information. Upon the termination of any contractual arrangement between Company and Fifth Third or upon Fifth Third ‘s request, Company shall at Fifth Third’s option either (a) promptly return to Fifth Third all Fifth Third Nonpublic Personal Information and upon Fifth Third’s request certify in writing that Company has not retained in any form any of the Fifth Third Nonpublic Personal Information, or (b) promptly destroy all Fifth Third Nonpublic Personal Information in its possession or in the possession of its agents and certify in writing to Fifth Third that all of the Fifth Third Nonpublic Personal Information has been destroyed and none has been retained in any form.

9.               Effect. This Agreement shall amend, supplement, and supersede each agreement between Fifth Third and Company as it pertains to any access that Company may have to Fifth Third Nonpublic Personal Information. If the terms and conditions of Company’s contract with Fifth Third conflict with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control. This Agreement may not be amended by any subsequent agreement except an agreement that specifically refers to this Agreement and that is signed by Fifth Third and Company. This Agreement shall survive the termination of any contractual arrangement between Company and Fifth Third.

10.         Governing Law. This Agreement shall be governed by the law of the State of Ohio, without regard for principles of conflicts of law.

By signing below, the Parties agree to the terms of this Agreement.

FIFTH THIRD BANK

By

Date:

COMPANY

By
Authorized Signature

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Its
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EXHIBIT A TO REFERRAL AGREEMENT